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                            FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                 Date of Report:  September 15, 2000

          HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST I
          ---------------------------------------------

     (Exact name of registrant as specified in Department of the Treasury, Internal Revenue Service Form SS-4)


                  HOUSEHOLD FINANCE CORPORATION
                  -----------------------------
                     (Servicer of the Trust)
         (Exact name as specified in Servicer's charter)


    Delaware                0-23942          Not Applicable
--------------------------------------------------------------
(State or other        (Commission File    (IRS Employer
 jurisdiction of        Number)             Identification
 incorporation of                           Number of
 of Master Servicer)                        Registrant)


2700 Sanders Road, Prospect Heights, Illinois        60070
--------------------------------------------------------------
(Address of principal executive offices of         (Zip Code)
            Master Servicer)


Servicer's telephone number, including area code  847/564-5000
                                                  ------------


                              Exhibit Index appears on page 4


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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits
     --------


99(a) Statement to Certificateholders with respect to the distribution on September 15, 2000 provided under Section 6 of the Series 1993-2 Supplement dated as of November 1, 1993 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit Card Participation Certificates, Series 1993-2.

99(b) Statement to Certificateholders with respect to the distribution on September 15, 2000 provided under Section 6 of the Series 1995-1 Supplement dated as of April 3, 1995 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit Card Participation Certificates, Series 1995-1.

99(c) Statement to Certificateholders with respect to the distribution on September 15, 2000 provided under Section 6 of the Series 1997-1 Supplement dated as of March 1, 1997 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit Card Participation Certificates, Series 1997-1.

99(d) Statement to Certificateholders with respect to the distribution on September 15, 2000 provided under Section 6 of the Series 1998-1 Supplement dated as of September 1, 1998 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit Card Participation Certificates, Series 1998-1.




















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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the Class A and Class B Credit Card Participation Certificates, Series 1993-1, the Class A and Class B Credit Card Participation Certificates, Series 1993-2, the Class A and Class B Credit Card Participation Certificates, Series 1994-1, the Class A and Class B Credit Card Participation Certificates, Series 1995-1, the Class A and Class B Credit Card Participation Certificates, Series 1997-1, and the Class A and Class B Credit Card Participation Certificates, Series 1998-1 by the undersigned hereunto duly authorized.




                            HOUSEHOLD FINANCE CORPORATION,
                         as Servicer of and on behalf of the
                            HOUSEHOLD AFFINITY CREDIT CARD
                                    MASTER TRUST I
                              ----------------------------
                                    (Registrant)


                         By:  /s/ J. W. Blenke
                              ----------------------------
Dated:  September 25, 2000         J. W. Blenke
        ------------------    Authorized Representative



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                               EXHIBIT INDEX
Exhibit
Number    Exhibit
------    -------




99(a) Statement to Certificateholders with respect to the distribution on September 15, 2000 provided under Section 6 of the Series 1993-2 Supplement dated as of November 1, 1993 to the Amended and Restated Pooling and Servicing
          Agreement, with respect to Class A and Class B Credit
          Card Participation Certificates, Series 1993-2.


99(b) Statement to Certificateholders with respect to the distribution on September 15, 2000 provided under Section 6 of the Series 1995-1 Supplement dated as of April 3, 1995 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit Card
          Participation Certificates, Series 1995-1.

99(c) Statement to Certificateholders with respect to the distribution on September 15, 2000 provided under Section 6 of the Series 1997-1 Supplement dated as of March 1, 1997 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit Card
          Participation Certificates, Series 1997-1.

99(d) Statement to Certificateholders with respect to the distribution on September 15, 2000 provided under Section 6 of the Series 1998-1 Supplement dated as of September 1,
          1998 to the Amended and Restated Pooling and Servicing
          Agreement, with respect to Class A and Class B Credit
          Card Participation Certificates, Series 1998-1.








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